UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 4th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7235
(Registrant's telephone number, including area code)

Date of fiscal year end:  April 30, 2024

Date of reporting period:  April 30, 2024

Item 1. Reports to Stockholders.

(a)

LOGAN CAPITAL FUNDS

Logan Capital Broad Innovative Growth ETF
(LCLG)

Annual Report
April 30, 2024

Logan Capital Broad Innovative Growth ETF

Table of Contents

Letter to Shareholders	3
Investment Highlights	8
Sector Allocation of Portfolio Assets	9
Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	30
Expense Example	31
Notice to Shareholders	33
Information about Trustees and Officers	34
Approval of Investment Advisory Agreement	37
Privacy Notice	40

Logan Capital Broad Innovative Growth ETF

Dear Shareholder,

We are pleased to provide the following comments about Fund performance, the economy and the market for the fiscal year ended April 30, 2024.

What a year!

Our Growth team entered 2024 with much the same focus as we had during 2023. The macroeconomic and geopolitical environment continues to be a source of both concern and, importantly, distraction for investors. Despite the noise in the world, the U.S. consumer and economy are proving to be very resilient.

Our investment team continues to take a long-term perspective to seek out potential winners by using our relative earnings leadership work combined with the economic data.

The performance in our Growth portfolios was once again very solid, and leadership came from names with management teams that can invest, lead in terms of using technology, and benefit from the segments of the economy that are doing well.

The U.S. economy has several significant tail winds that we expect to continue to help growth. First, the U.S. housing market is significantly underbuilt, and the millennials are aging up into their household formation years. Years of low interest rates have allowed older generations to lock in very low-cost mortgages which is reducing their willingness to sell. New housing – admittedly smaller homes – will need to be built to fill the gap which will be very supportive of the economy. We saw several of our housing related stocks deliver solid results during the quarter and home sales recovered more quickly than expected at the end of the first quarter.

One of the lessons of the past few years is the importance of infrastructure and supply chains. Businesses and governments are now much more aware of where key components are made, and of the challenges of relying on global competitors for supplies.

Several relatively new names to the Growth portfolios are infrastructure related companies that surfaced in our earnings leadership work, and they have contributed nicely to the returns during the first quarter of 2024.

Efficiency is a focus of the U.S. in terms of energy and productivity, and we expect it will remain so for the foreseeable future. Companies and governments continue to invest in energy efficiency and the tools to make their workforces more productive. Both our infrastructure and technology holdings performed well. Notably, AI (Artificial Intelligence) is beginning to drive returns beyond the obvious providers of chips and tools to those companies that have been able to use AI to better understand their customers and adjust to dynamic times.

For the fiscal year ended April 30, 2024, the Logan Capital Broad Innovative Growth ETF (the “Fund”) return was +31.37% at NAV compared to the benchmark, the Russell 1000® Growth Total Return Index (the “Index”), which returned +31.80%. The Index measures the performance of the large-cap growth segment of the U.S. equity universe. The Index includes Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It has been constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

Logan Capital Broad Innovative Growth ETF

Top Contributing Sectors

Information Technology (Underweight, Outperformed, 1,296 bps)

AI led performance in the sector while softer demand in more traditional technology made the broader sector a little more challenging. Softer demand from China slowed some technology investments and may continue to do so for some time. Our team remains focused on those companies with pricing power.

Communications Services (Overweight, Underperformed, 708 bps)

AI drove the hype in the market, and for those companies who made the investments, it also drove earnings. Leading names were Meta, Netflix, and Trade Desk.

Consumer Discretionary (Overweight, Outperformed, 629 bps)

Our team followed our earnings leadership model which, despite a less constructive consensus economic outlook, favored the more affluent U.S. consumers. We focused on companies with pricing power, significant investments in technology, and exposure to the shift to “experiences.”

Leading names include Williams Sonoma, Deckers Outdoor, Dick’s Sporting Goods, and Amazon.

Industrials (Overweight, Outperformed, 502 bps)

Investments in infrastructure and automation drove returns in the sector. The U.S. economy is under built in housing, manufacturing, automobiles, and other fixed assets. We think the underinvestment built pent up demand which will drive spending even in a slowing economy. Notable names in the portfolio include United Rentals, Fastenal, Lincoln Electric, and Cintas.

Bottom Contributing Sectors

Consumer Staples (Underweight, Underperformed, -157 bps)

We have a small allocation to Staples names with unique products and pricing power. Exposure to Asia was a challenge for some of our holdings.

Health Care (Underweight, Underperformed, -58 bps)

Health Care has been a challenging sector. Spending has slowed from peak investment during the response to COVID-19. Weight loss drugs performed well and beyond that segment performance was mixed. We are invested in several medical technology names including Mettler-Toledo, Iqvia, and Agilent.

Materials (Overweight, Underperformed, 52 bps)

We own value added companies with pricing power in the sector. Holdings include Graphic Packaging and Sherwin Williams

Financials (Overweight, Outperformed, 278 bps)

Technology and the move to electronic payments are changing the financial sector. Our holdings performed well during the quarter. Notable holdings include Coinbase, MasterCard, and LPL Financial.

Logan Capital Broad Innovative Growth ETF

Best Performing Stocks

Coinbase (COIN, 279.1% return) – Management at COIN has continued to invest in the company through what was a volatile period for digital assets. The company has several notable growth opportunities and future investments.

The company reported a 45% year-over-year cost reduction and a positive net income of $95 million for 2023. Total revenue was $3.1 billion, driven by the company’s long-term approach of building in a compliant manner. Coinbase launched derivatives trading globally in 2023, expanding its trading products around the world and receiving licenses or registrations in several countries. The company also improved its institutional trading products with Coinbase Prime and launched Coinbase Asset Management.

Coinbase was selected as the custodian in 8 of 11 Bitcoin ETFs, unlocking new capital flows into the crypto space. The company also launched its own Layer 2 solution, Base, to help blockchains scale to 1 billion or more users.

In terms of challenges, regulatory clarity is a top priority. The company is working through the court system in the U.S. to gain clarity and is also engaging with Congress for new crypto legislation.

For 2024, the company’s top priorities include driving revenue growth, particularly in trading fees and stablecoins, driving utility in crypto, and continuing to drive regulatory clarity for the industry.

Williams-Sonoma (WSM, 142.0 % return) – Williams-Sonoma, Inc. reported strong fourth quarter 2023 earnings, with a focus on growth opportunities, future investments, customer spending and trends, and challenges. The company had a strong finish to 2023, with Q4 comp exceeding expectations at negative 6.8%, a two-year comp at negative 7.4%, and a four-year comp at positive 29.1%. The company also exceeded profitability estimates with an operating margin of 20.1% and earnings per share of $5.44.

WSM has three key priorities for the company: returning to growth, elevating world-class customer service, and driving margins. The company has a strong omni-channel platform and investments in a distribution network with additional capacity. However, the company also faced challenges, including a slowdown in sales as interest rates increased and home sales declined.

Decreases in furniture demand continued to put pressure on the company’s top-line. Despite these challenges, the company remained focused on transforming operations, cutting costs, and improving supply chain inefficiencies.

In terms of customer spending and trends, the company noted that while data suggested that consumers were resilient, they shifted away from home into experiences in entertainment and were hesitant on furniture purchases. Nonetheless, the company continued to drive results and saw opportunities for growth in a more normalized interest rate environment, improved home sales, and its strategy. The company also plans to invest in its proprietary e-commerce technology to improve its online experience and sees many opportunities for its business from developments in AI. It also plans to continue improving its in-store experiences with inspirational products and next-level design services.

Broadcom (AVGO, 111.7% return) – Investment in modernizing the world technology infrastructure to support AI continues in to 2024, and Broadcom is a beneficiary of the need

Logan Capital Broad Innovative Growth ETF

to greater connectivity and bandwidth. Our observation over the past several years is that companies with access to their corporate and customer data will fare better regardless of the rate of economic growth. Broadcom has been a long term holding in Logan’s Large Cap Growth Strategy and we expect to maintain our holding, within the investment disciplines of our process.

Worst Performing Stocks

Estee Lauder (EL, -39.5% return) – Estee Lauder has experienced slower growth in China creating a significant impact on earnings. The latest earnings report was the 6th quarter in a row of decreasing Y/Y earnings. However, that trend appears to have bottomed out and the company appears to be poised for a significant earnings recovery in 2025. Much of EL’s sales occur at stores in China’s airports. The recent Chinese Lunar New Year saw a 60%+ surge in rail travel and hotel bookings, and the air travel data that is now becoming available indicates that air travel is starting to pick up as well. This should be a major driver of renewed earnings growth at the world’s second largest cosmetics and personal care company.

Paycom Software (PAYC, -34.8% return) – Paycom’s management delivered both good news and bad news during the quarter. Earnings per share were disappointing. The good news is that part of the reason behind the miss is that the company’s new release performed better than previous versions and required less technical support. In the short term, this hurt revenues because support is a source of billable revenue. We remain holders of the shares as we think providing a better customer experience will ultimately help the company gain market share. The company is actively marketing to larger customers and continues to invest in growth.

IPG Photonics (IPGP, -27.0% return) – IPG Photonics reported a revenue of $252 million in the first quarter of 2024, marking a 27% decline year-over-year. The company attributed this decline to soft demand in general industrial manufacturing and e-mobility end markets, which together represent over 60% of total sales. Despite these headwinds, the company managed to generate strong operating cash flow, reduce inventories, manage product costs, and return capital to shareholders.

The company’s book-to-bill ratio was about 1, indicating a potential bottoming in demand with a modest improvement expected towards the end of the year. IPG Photonics is focusing on its long-term strategy to displace other laser or non-laser tools with its fiber lasers and grow revenue in a number of focused applications such as welding, cleaning, heating, and medical.

In terms of regional performance, sales in North America decreased by 16%, in Europe by 21%, and in China by 38% year-over-year. The company ended the quarter with cash, cash equivalents, and short-term investments of $1.1 billion and no debt.

IPG Photonics also announced a leadership transition with Mark Gitin set to become the next CEO. The company is optimistic about the future, believing that the best opportunities are still ahead and that fiber lasers will continue to displace other technologies, driving future growth for the company. We believe the need for productivity in manufacturing on a global basis, to offset higher costs and tight labor markets, will drive demand for IPGP’s products as manufacturing modernizes to reap the benefits of more advanced technology.

Logan Capital Broad Innovative Growth ETF

Outlook

As we look forward to the remainder of 2024, we expect the existing trends of a slower economy, a need to invest to be competitive, and higher costs to drive equity returns. We continue to focus on the operating skills and results of our holdings while being aware of – but not overly focused on – the geopolitical and macroeconomic noise of the moment. We would not be surprised to see increased productivity and a strong labor market result in a Fed decision to maintain rates at current levels for longer than originally expected.

The political environment in the U.S. is certainly a unique one, but history indicates that presidential election years tend to be constructive for the markets.

Our team sees significant opportunity for those companies that are actively engaged in the economy, willing and able to invest, and able to be responsive to rapid change.

Disclosures

Performance data quoted represents past performance; past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities. The Fund may purchase securities of companies that are offered pursuant to an IPO which may fluctuate considerably, may be subject to liquidity risk and could have a magnified impact on Fund performance. By investing in other mutual funds and ETFs, the Fund will bear any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

It is not possible to invest directly in an index.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. It has been constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

Logan Capital Broad Innovative Growth ETF

Comparison of the change in value of a hypothetical $10,000 investment in the
Logan Capital Broad Innovative Growth ETF and the
Russell 1000® Growth Index

	One	Five	Ten	Since Inception
Average Annual Total Return:	Year	Years	Years	(6/28/12)
Logan Capital Broad Innovative
Growth ETF – NAV	31.37%	14.38%	14.35%	15.02%
Logan Capital Broad Innovative
Growth ETF – Market	31.61%	14.41%	14.36%	15.03%
Russell 1000® Growth Index	31.80%	16.46%	15.48%	16.53%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on April 30, 2014. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers were in effect prior to April 30, 2020. In the absence of fee waivers, returns would be reduced. For the years ended April 30, 2021 and April 30, 2022, the adviser recouped previously waived fees. In the absence of the recoupment, returns would be higher. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. The annual gross operating expense ratio is 1.03%. This chart does not imply any future performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Logan Capital Broad Innovative Growth ETF

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2024 (Unaudited)

Percentages represent market value as a percentage of total investments.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Logan Capital Management, Inc.

Logan Capital Broad Innovative Growth ETF

SCHEDULE OF INVESTMENTS
at April 30, 2024

COMMON STOCKS – 98.8%	Shares	Value
Capital Goods – 9.2%
Eaton Corp. PLC	1,096	$348,813
Fastenal Co.	21,067	1,431,292
Hubbell, Inc.	1,349	499,831
Lincoln Electric Holdings, Inc.	5,238	1,149,898
Nordson Corp.	2,785	719,059
United Rentals, Inc.	2,286	1,527,026
		5,675,919
Commercial & Professional Services – 6.0%
Cintas Corp.	2,437	1,604,375
Copart, Inc. (a)	21,203	1,151,535
Insperity, Inc.	4,032	415,014
Paycom Software, Inc.	2,826	531,231
		3,702,155
Consumer Discretionary Distribution & Retail – 14.9%
Amazon.com, Inc. (a)	15,754	2,756,950
Burlington Stores, Inc. (a)	4,828	868,750
Dick’s Sporting Goods, Inc.	11,273	2,265,197
Home Depot, Inc.	1,687	563,829
Lithia Motors, Inc.	3,516	894,400
Pool Corp.	936	339,328
RH (a)	856	211,475
Williams-Sonoma, Inc.	4,680	1,342,130
		9,242,059
Consumer Durables & Apparel – 2.6%
Deckers Outdoor Corp. (a)	1,309	1,071,377
Lululemon Athletica, Inc. (a)	1,531	552,079
		1,623,456
Consumer Services – 3.9%
Marriott International, Inc. – Class A	2,615	617,480
Starbucks Corp.	9,646	853,575
Texas Roadhouse, Inc.	5,781	929,469
		2,400,524

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2024

COMMON STOCKS – 98.8% (Continued)	Shares	Value
Financial Services – 7.5%
Coinbase Global, Inc. – Class A (a)	4,328	$882,609
LPL Financial Holdings, Inc.	2,058	553,870
MasterCard, Inc. – Class A	6,562	2,960,774
OneMain Holdings, Inc.	4,689	244,344
		4,641,597
Food, Beverage & Tobacco – 1.6%
Lamb Weston Holdings, Inc.	3,777	314,775
Monster Beverage Corp. (a)	12,436	664,704
		979,479
Household & Personal Products – 0.6%
Estee Lauder Cos., Inc. – Class A	2,511	368,389

Materials – 2.5%
Graphic Packaging Holding Co.	23,629	610,810
Sherwin-Williams Co.	3,088	925,195
		1,536,005
Media & Entertainment – 15.4%
Alphabet, Inc. – Class A (a)	11,008	1,791,882
Alphabet, Inc. – Class C (a)	7,686	1,265,423
Electronic Arts, Inc.	6,082	771,319
Meta Platforms, Inc. – Class A	5,169	2,223,549
Netflix, Inc. (a)	4,629	2,548,912
Trade Desk, Inc. – Class A (a)	11,189	927,009
		9,528,094
Pharmaceuticals, Biotechnology & Life Sciences – 6.6%
Agilent Technologies, Inc.	4,812	659,437
Charles River Laboratories International, Inc. (a)	1,608	368,232
IQVIA Holdings, Inc. (a)	2,643	612,568
Mettler-Toledo International, Inc. (a)	993	1,221,092
Waters Corp. (a)	2,668	824,519
Zoetis, Inc.	2,517	400,807
		4,086,655

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2024

COMMON STOCKS – 98.8% (Continued)	Shares	Value
Semiconductors & Semiconductor Equipment – 9.5%
Broadcom, Inc.	1,794	$2,332,684
KLA Corp.	5,156	3,553,980
		5,886,664
Software & Services – 3.8%
Accenture PLC – Class A	2,254	678,251
Adobe Systems, Inc. (a)	1,619	749,322
AppLovin Corp. – Class A (a)	13,150	927,996
		2,355,569
Technology Hardware & Equipment – 12.5%
Amphenol Corp. – Class A	22,512	2,718,775
Apple, Inc.	15,278	2,602,302
Arista Networks, Inc. (a)	3,343	857,680
IPG Photonics Corp. (a)	2,540	213,309
Logitech International SA	3,170	248,496
Trimble, Inc. (a)	6,048	363,303
Zebra Technologies Corp. – Class A (a)	2,306	725,375
		7,729,240
Transportation – 2.2%
Old Dominion Freight Line, Inc.	7,448	1,353,376
TOTAL COMMON STOCKS
(Cost $22,576,307)		61,109,181

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2024

SHORT-TERM INVESTMENTS – 1.3%	Shares	Value
Money Market Funds – 1.3%
Fidelity Government Portfolio –
Class Institutional, 5.20% (b)	796,775	$796,775
TOTAL SHORT-TERM INVESTMENTS
(Cost $796,775)		796,775
TOTAL INVESTMENTS – 100.1%
(Cost $23,373,082)		61,905,956
Liabilities in Excess of Other Assets – (0.1)%		(54,321)
TOTAL NET ASSETS – 100.0%		$61,851,635

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC – Public Limited Company
SA – Sociedad Anónima

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2024

Assets:
Investments, at value (cost $23,373,082)	$61,905,956
Receivables
Dividends and interest	25,450
Prepaid expenses	158
Total assets	61,931,564

Liabilities:
Payables
Advisory fee (Note 4)	33,913
Audit fees	21,000
Administration and accounting fees	12,235
Transfer agent fees and expenses	189
Shareholder reporting	3,045
Chief Compliance Officer fee	2,501
Legal fees	1,559
Trustee fees and expenses	3,605
Accrued expenses and other payables	1,882
Total liabilities	79,929
Net assets	$61,851,635

Net assets consist of:
Paid-in capital	$23,605,252
Total distributable earnings	38,246,383
Net assets	$61,851,635

Calculation of net assets:
Net assets applicable to outstanding Institutional Class shares	$61,851,635
Shares issued (unlimited number of beneficial
interest authorized, $0.01 par value)	1,439,096
Net asset value per share	$42.98

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF

STATEMENT OF OPERATIONS
For the Year Ended April 30, 2024

Investment income:
Dividends	$483,471
Interest	22,038
Total investment income	505,509

Expenses:
Investment advisory fees (Note 4)	361,870
Administration and accounting fees (Note 4)	74,703
Audit fees	22,500
Trustee fees and expenses	17,306
Chief Compliance Officer fees (Note 4)	15,470
Reports to shareholders	10,557
Legal fees	9,777
Custody fees (Note 4)	8,914
Other expenses	7,417
Insurance expense	3,554
Transfer agent fees and expenses (Note 4)	168
Total expenses	532,236
Net investment loss	(26,727)

Realized and unrealized gain/(loss) on investments:
Net realized gain on transactions on investments	515,743
Net realized gain from redemption in-kind (Note 6)	3,411,007
Net change in unrealized appreciation/(depreciation) on investments	11,179,833
Net realized and unrealized gain on investments	15,106,583
Net increase in net assets resulting from operations	$15,079,856

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2024	April 30, 2023(1)
Operations:
Net investment loss	$(26,727)	$(15,785)
Net realized gain/(loss) on investments	515,743	(192,871)
Net realized gain from redemption in-kind (Note 6)	3,411,007	861,861
Net change in unrealized
appreciation/(depreciation) on investments	11,179,833	1,498,885
Net increase in net assets
resulting from operations	15,079,856	2,152,090

Distributions to Shareholders:
Institutional Class	(572,169)	(876,553)
Total distributions to shareholders	(572,169)	(876,553)

Capital Share Transactions:
Proceeds from shares sold
Institutional Class shares	3,672,847	28,797,622
Cost of shares redeemed
Institutional Class shares	(4,689,863)	(32,336,649)
Redemption fees retained
Institutional Class shares	—	2
Net decrease in net assets
from capital share transactions	(1,017,016)	(3,539,025)
Total increase/(decrease) in net assets	13,490,671	(2,263,488)

Net Assets:
Beginning of year	48,360,964	50,624,452
End of year	$61,851,635	$48,360,964

Changes in Shares Outstanding:
Shares sold
Institutional Class shares	95,000	901,381
Shares redeemed
Institutional Class shares	(120,000)	(1,011,309)
Net decrease in shares outstanding	(25,000)	(109,928)

(1)
The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on August 5, 2022. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class
	Year Ended April 30,
	2024	2023(1)	2022	2021	2020
Net Asset Value –
Beginning of Year	$33.03	$32.16	$39.73	$26.31	$25.61

Income from
Investment Operations:
Net investment loss	(0.02)	(0.01)^	(0.10)^	(0.15)^	(0.10)^
Net realized and unrealized
gain/(loss) on investments	10.36	1.49	(4.46)	15.45	0.91
Total from
investment operations	10.34	1.48	(4.56)	15.30	0.81

Less Distributions:
Distributions from net realized gains	(0.39)	(0.61)	(3.01)	(1.88)	(0.11)
Total distributions	(0.39)	(0.61)	(3.01)	(1.88)	(0.11)
Redemption fees	—	0.00 ^~	0.00 ^~	0.00 ^~	—
Net Asset Value – End of Year	$42.98	$33.03	$32.16	$39.73	$26.31

Total return, at NAV	31.37%	4.78%	-13.28%	59.01%	3.15%
Total return, at Market	31.61%	4.72%	—%	—%	—%

Ratios and Supplemental Data:
Net assets, end of year (thousands)	$61,852	$48,361	$50,624	$40,964	$27,850
Ratio of expenses to
average net assets:
Before fee waivers
and recoupment	0.96%	1.01%	1.03%	1.13%	1.29%
After fee waivers
and recoupment	0.96%	1.01%	1.10%	1.17%	1.24%
Ratio of net investment loss
to average net assets:
Before fee waivers
and recoupment	(0.05%)	(0.03%)	(0.18)%	(0.39)%	(0.46)%
After fee waivers
and recoupment	(0.05%)	(0.03%)	(0.25)%	(0.43)%	(0.41)%
Portfolio turnover rate(2)	8%	10%	13%	11%	12%

^	Based on average shares outstanding.
~	Amount is less than $0.01.
(1)
The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on August 5, 2022. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

(2)	Excludes impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF

NOTES TO FINANCIAL STATEMENTS
April 30, 2024

NOTE 1 – ORGANIZATION

The Logan Capital Broad Innovative Growth ETF (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The investment objective of the Fund is long-term capital appreciation. The Fund became effective on the close of business on August 5, 2022 and commenced operations on August 8, 2022. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Logan Capital Management, Inc. (the “Adviser”), the Fund’s investment adviser.

The Fund is the accounting and performance survivor of the Logan Capital Large Cap Growth Fund (the “Target Fund”). The Fund became a series of the Trust on August 5, 2022, following a reorganization (“Reorganization”), pursuant to an Agreement and Plan of Reorganization, which resulted in the conversion of the Target Fund organized as a mutual fund to an ETF. The Fund was established as a “shell” fund organized solely in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Target Fund and continuing the operations of the Target Fund as an ETF. The Fund had no performance history prior to the Reorganization.

The Reorganization was accomplished by a tax-free exchange of 2,878,192 shares (with an exception for fractional mutual fund shares) of the Acquiring Fund for shares of the Target Fund of equivalent aggregate net asset value. At the close of business on August 5, 2022, the net assets of the Target Fund were $48,177,524. The total net assets of the Target Fund included $764,863 of accumulated realized gains and $27,049,044 of unrealized appreciation. Fees and expenses incurred to affect the Reorganization were borne by the Adviser. The Reorganization did not result in a material change to the Target Fund’s investment portfolio as compared to the Fund. There are no material differences in accounting policies of the Target Fund as compared to the Fund. The Fund did not purchase or sell securities following the Reorganization for purposes of realigning its investment portfolio. Accordingly, the acquisition of the Target Fund did not affect the Fund’s portfolio turnover ratios.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares, called “Creation Units,” which generally consist of 10,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in

Logan Capital Broad Innovative Growth ETF

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024

Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased directly from or redeemed directly to the Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker- dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Quasar Distributors, LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The Fund charges $300 for the standard fixed creation fee, payable to the Custodian. In addition, a variable fee may be charged on cash purchases, non-standard orders, or partial cash purchases of Creation Units of up to a maximum of 2% as a percentage of the total value of the Creation Units subject to the transaction. Variable fees received by the Fund are displayed in the Capital Share Transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with $0.01 par value per share.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Logan Capital Broad Innovative Growth ETF

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”). Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
REITs: The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Logan Capital Broad Innovative Growth ETF

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024

F.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended April 30, 2024, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Distributable Earnings	Paid-in Capital
$(3,354,863)	$3,354,863

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of April 30, 2024, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Logan Capital Broad Innovative Growth ETF

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024

Equity Securities: Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Adviser, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Foreign exchanges typically close before the time at which Fund share prices are calculated and may be closed altogether on some days when shares of the Fund are traded. Significant events affecting a foreign security may include, but are not limited to: corporate actions, earnings announcements, litigation or other events impacting a single issuer; governmental action that affects securities in one sector or country; natural disasters or armed conflicts affecting a country or region; or significant domestic or foreign market fluctuations. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Short-Term Debt Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid

Logan Capital Broad Innovative Growth ETF

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024

and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2024:

	Level 1	Level 2	Level 3	Total
Common Stocks	$61,109,181	$—	$—	$61,109,181
Money Market Funds	796,775	—	—	796,775
Total Investments	$61,905,956	$—	$—	$61,905,956

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Fund tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser provides the Fund with investment management services under an investment advisory agreement. The Adviser furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at an annual rate of 0.65% based upon the average daily net assets of the Fund. For the year ended April 30, 2024, the Fund incurred $361,870 in advisory fees. Advisory fees payable at April 30, 2024 for the Fund were $33,913.

Logan Capital Broad Innovative Growth ETF

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and dividends on securities sold short, extraordinary expenses) do not exceed 0.99% of the average daily net assets. Prior to August 8, 2022, the net expenses were contractually limited to 1.14%. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses. For the year ended April 30, 2024, there were no expenses waived or recouped by the Adviser. At April 30, 2024, there were no cumulative expenses subject to recapture.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as the custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for administration and accounting, transfer agency, custody and compliance services for the year ended April 30, 2024 are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Group.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan allows the payment of a monthly fee to the Distributor at an annual rate of up to 0.25% of the average net assets each year. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for

Logan Capital Broad Innovative Growth ETF

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024

distribution and service activities, not reimbursements for specific expenses incurred. For the year ended April 30, 2024, the Fund did not accrue 12b-1 distribution fees.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended April 30, 2024, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, and in-kind transactions, were as follows:

Purchases	Sales
$7,917,138	$9,831,370

There were no purchases or sales of long-term U.S. Government securities. For the year ended April 30, 2024, in-kind transactions associated with creations and redemptions were $3,620,498 and $4,515,543, respectively.

During the year ended April 30, 2024, the Fund realized net capital gains of $3,411,007 resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable or deductible to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings to paid-in capital.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended April 30, 2024 and April 30, 2023 was as follows:

	Year Ended	Year Ended
	April 30, 2024	April 30, 2023
Long-Term Capital Gains	$537,360	$876,553
Ordinary Income	34,809	—

As of April 30, 2024, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$23,669,932
Gross unrealized appreciation	39,169,774
Gross unrealized depreciation	(933,750)
Net unrealized appreciation(a)	38,236,024
Undistributed long-term capital gains	43,527
Total distributable earnings	43,527
Other accumulated gains/(losses)	(33,168)
Total accumulated earnings/(losses)	$38,246,383

(a)	The book-basis and tax-basis net unrealized appreciation and cost is attributable primarily to wash sales.

Logan Capital Broad Innovative Growth ETF

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024

At April 30, 2024, the Fund deferred, on a tax basis, ordinary late year losses of $33,168.

The Fund utilized $31,721of short-term capital loss carryover during the year ended April 30, 2024.

NOTE 8 – PRINCIPAL RISKS

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

Logan Capital Broad Innovative Growth ETF

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024

Portfolio Turnover Risk. The portfolio manager may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, which has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

Management Risk. The Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation potential.

Large-Cap Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Logan Capital Broad Innovative Growth ETF

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024

Growth Style Investment Risk. Growth stocks can perform differently from the market as a whole and from other types of stocks. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising or falling in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term.

Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (1) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the United States or some foreign countries may be subject to trading restrictions or economic sanctions; (2) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (3) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (4) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (5) currency exchange rate fluctuations and policies.

Emerging Markets Risk. Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than those of more developed countries.

Depositary Receipt Risk. The Fund’s equity investments may take the form of sponsored or unsponsored depositary receipts. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Initial Public Offering Risk. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Sector Emphasis Risk. The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or

Logan Capital Broad Innovative Growth ETF

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024

financial developments and adversely affect the value of the portfolio to a greater extent than if securities of companies in such a sector comprised a lesser portion of the Fund’s portfolio.

Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

NOTE 9 – TRUSTEES AND OFFICERS

Effective March 22, 2024, Ms. Lillian Kabakali was appointed Secretary and Vice President of the Trust and Ms. Elaine Richards was appointed Assistant Secretary of the Trust. Previously, Ms. Kabakali served as Assistant Secretary and Ms. Richards served as Secretary and Vice President of the Trust. Effective June 6, 2024, Ms. Cheryl King retired from her service as Assistant Treasurer of the Trust.

Logan Capital Broad Innovative Growth ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Logan Capital Broad Innovative Growth ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Logan Capital Broad Innovative Growth ETF (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of April 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 28, 2024

Logan Capital Broad Innovative Growth ETF

EXPENSE EXAMPLE
April 30, 2024 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2023 to April 30, 2024.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account. The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Logan Capital Broad Innovative Growth ETF

EXPENSE EXAMPLE (Continued)
April 30, 2024 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/2023	4/30/2024	11/1/2023 – 4/30/2024
Actual	$1,000.00	$1,284.80	$10.74
Hypothetical (5% return
before expenses)	$1,000.00	$1,040.60	$ 9.59

(1)
Expenses are equal to the annualized expense ratio of 0.94% multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Logan Capital Broad Innovative Growth ETF

NOTICE TO SHAREHOLDERS
at April 30, 2024 (Unaudited)

For the year ended April 30, 2024, the Fund designated $34,809 as ordinary income for purposes of the dividends paid deduction. For the year ended April 30, 2024, the Fund designated $537,360 as long-term capital gains for purposes of the dividends paid deduction.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-855-215-1200.

Frequency Distribution of Premiums and Discounts

Information regarding how often shares of the Fund traded on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Fund’s website at www.logancapitalfunds.com/regulatory-info.

Householding

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 855-215-1200 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Logan Capital Broad Innovative Growth ETF

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
Name,	Position	Office and	Occupation	Complex	Held During
Year of Birth	Held with	Length of	During Past	Overseen by	Past
and Address	the Trust	Time Served*	Five Years	Trustee(2)	Five Years(3)

David G. Mertens	Board	Indefinite	Partner and Head of	1	Trustee, Advisors
(1960)	Chair	term; since	Business Development,		Series Trust
615 E. Michigan Street		October	QSV Equity		(for series not
Milwaukee, WI 53202		2023.	Investors, LLC,		affiliated with
	Trustee	Indefinite	(formerly known as		the Fund).
		term; since	Ballast Equity
		March 2017.	Management, LLC)
(a privately-held
investment advisory
firm) (February 2019
to present); Managing
Director and Vice
President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory
firm) (2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	1	Trustee, Advisors
(1947)		term; since	Manager, President,		Series Trust
615 E. Michigan Street		September	CEO, U.S. Bancorp		(for series not
Milwaukee, WI 53202		2008.	Fund Services, LLC,		affiliated with
			and its predecessors,		the Fund).
(May 1991 to
July 2017).

Michele Rackey	Trustee	Indefinite	Chief Executive	1	Trustee, Advisors
(1959)		term; since	Officer, Government		Series Trust
615 E. Michigan Street		January	Employees Benefit		(for series not
Milwaukee, WI 53202		2023.	Association (GEBA)		affiliated with
			(benefits and wealth		the Fund).
management organization)
(2004 to 2020); Board
Member, Association
Business Services Inc.
(ABSI) (for-profit
subsidiary of the
American Society of
Association Executives)
(2019 to 2020).

Logan Capital Broad Innovative Growth ETF

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Officers
Term of
Name,	Position	Office and
Year of Birth	Held with	Length of
and Address	the Trust	Time Served	Principal Occupation During Past Five Years

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(1969)	Chief	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street	Executive	December	(February 1996 to present).
Milwaukee, WI 53202	Officer and	2018.
Principal
Executive
Officer

Kevin J. Hayden	Vice	Indefinite	Vice President, Compliance and Administration,
(1971)	President,	term; since	U.S. Bank Global Fund Services
615 E. Michigan Street	Treasurer	January	(June 2005 to present).
Milwaukee, WI 53202	and	2023.
Principal
Financial
Officer

Cheryl L. King	Assistant	Indefinite	Vice President, Compliance and Administration,
(1961)	Treasurer	term; since	U.S. Bank Global Fund Services
615 E. Michigan Street		January	(October 1998 to June 2024).
Milwaukee, WI 53202		2023.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(1982)	Treasurer	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		December	(July 2010 to present).
Milwaukee, WI 53202		2018.

Joseph R. Kolinsky	Vice	Indefinite	Vice President, U.S. Bank Global Fund Services
(1970)	President,	term; since	(May 2023 to present); Chief Compliance Officer,
2020 E. Financial Way,	Chief	July 2023.	Chandler Asset Management, Inc. (2020 to 2022);
Suite 100	Compliance		Director, Corporate Compliance, Pacific Life
Glendora, CA 91741	Officer and		Insurance Company (2018 to 2019).
AML Officer

Lillian A. Kabakali	Vice	Indefinite	Vice President, U.S. Bank Global Fund Services
(1980)	President	term; since	(April 2023 to present); Vice President, Compliance,
2020 E. Financial Way,	and	March 2024.	Guggenheim Partners Investment Management
Suite 100	Secretary		Holdings, LLC (April 2019 to April 2023); Senior
Glendora, CA 91741			Associate, Compliance, Guggenheim Partners
Investment Management Holdings, LLC
(January 2018 to April 2019).

Logan Capital Broad Innovative Growth ETF

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Officers
Term of
Name,	Position	Office and
Year of Birth	Held with	Length of
and Address	the Trust	Time Served	Principal Occupation During Past Five Years

Elaine E. Richards	Assistant	Indefinite	Senior Vice President, U.S. Bank Global Fund
(1968)	Secretary	term; since	Services (July 2007 to present).
2020 E. Financial Way,		March 2024.
Suite 100
Glendora, CA 91741

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire December 31, 2025.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of April 30, 2024, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 Act, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-215-1200.

Logan Capital Broad Innovative Growth ETF

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

At meetings held on October 18, 2023 and December 14-15, 2023, the Board (which is comprised of three persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Adviser”) on behalf of the Logan Capital Broad Innovative Growth ETF (the “Fund”). At both meetings, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determination. In considering the renewal of the Advisory Agreement, the Board took into account that the Fund had operated as a mutual fund prior to August 8, 2022. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, liquidity risk management program, valuation procedures, business continuity plan, and risk management process. The Board also noted that the Adviser was working towards implementation of newly adopted Securities and Exchange Commission rules applicable to the Fund, including the new tailored shareholder reports. The Board further considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.	THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-

Logan Capital Broad Innovative Growth ETF

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

term performance of the Fund as of June 30, 2023, on both an absolute basis and a relative basis in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”), and the Adviser’s similarly managed accounts. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative Morningstar peer group universe, the Board took into account that the investment objectives and strategies of the Fund as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund had outperformed the average of both the Morningstar peer group and Cohort for the one-, three-, five- and ten-year periods, all periods ended June 30, 2023.

The Board noted that the Fund outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods ended June 30, 2023. The Board also considered performance of the Fund compared to the Adviser’s similarly managed composite, noting it had underperformed for the one , three , five- and ten-year periods ended June 30, 2023.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total expenses of the Fund, the Board reviewed comparisons to the applicable Morningstar peer funds, the Cohort, and the Adviser’s similarly managed accounts for other types of clients, as well as all expense waivers and reimbursements, if any, for the Fund. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 0.99% for the Fund, excluding certain operating expenses (the “Expense Cap”). The Board noted that the Fund’s advisory fee and net expense ratio were above the median and average of its Cohort and that its net

Logan Capital Broad Innovative Growth ETF

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

expense ratio was above the average of its Morningstar peer group. The Board considered that the fees charged by the Adviser to its similarly managed separate account clients were the same or lower depending on the asset level.

4.
ECONOMIES OF SCALE. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders. The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap. The Board noted that it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders. As a result, the Board concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund. The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional material benefits, noting that the Fund does not charge Rule 12b-1 fees nor utilize “soft dollars.” After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement for the Fund was not excessive, and that the Adviser had maintained sufficient resources and profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders.

Logan Capital Broad Innovative Growth ETF

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Logan Capital Management, Inc.
3843 West Chester Pike, Suite 150
Newtown Square, PA 19073

Distributor
Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
(855) 215-1200

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1251 Avenue of the Americas, 19th Floor
New York, NY 10020

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

(b) Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine and Ms. Michele Rackey are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2024	FYE 4/30/2023
Audit Fees	$17,400	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2024	FYE 4/30/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2024	FYE 4/30/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)
The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act, which consists of all the Independent Trustees.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*        /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  7/8/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  7/8/2024

By (Signature and Title)*        /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial Officer

Date  7/8/2024

* Print the name and title of each signing officer under his or her signature.